Significant Accounting Policies and Recent Accounting Pronouncements	6 Months Ended
Jun. 30, 2023
Accounting Policies [Abstract]
Significant Accounting Policies and Recent Accounting Pronouncements

2.               Significant accounting policies and recent accounting pronouncements:

A summary of the Company’s significant accounting policies and recent accounting pronouncements is provided in Note 2 to the Company’s consolidated financial statements included in the 2022 Annual Report. Other than the change in accounting estimate described below, there have been no changes to the Company’s significant accounting policies and recent accounting pronouncements in the six-month period ended June 30, 2023.

Vessel Depreciation:

The cost of each of the Company’s vessels is depreciated beginning when the vessel is ready for its intended use, on a straight-line basis over the vessel’s remaining economic useful life, after considering the estimated residual value (vessel’s residual value is equal to the product of its lightweight tonnage and estimated scrap rate per ton).

Effective as of January 1, 2023, following management’s reassessment of the residual value of the Company’s vessels, the Company increased the estimated scrap rate per lightweight ton from $0.3 to $0.4. The current value of $0.4 was based on the historical average demolition prices prevailing in the market in the last 20 years. The change in this accounting estimate, which pursuant to ASC 250 “Accounting Changes and Error Corrections” was applied prospectively and did not require retrospective application, decreased the depreciation expense and increased the net income for the six-month period ended June 30, 2023 by $7,982 or $0.08 per basic and diluted share.